UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 2017

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2017, TSR, Inc. (the “Company”) and Christopher Hughes, Senior Vice President of the Company and President of the Company’s wholly-owned subsidiary, TSR Consulting Services, Inc., entered into an amendment to Mr. Hughes’ Employment Agreement with the Company, dated as of March 1, 2012, the term of which was scheduled to expire on February 28, 2017. The amendment extends the term of Mr. Hughes’ Employment Agreement to March 31, 2017. A copy of the amendment is attached as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment to Employment Agreement, effective February 28, 2017, between TSR, Inc. and Christopher Hughes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

	By:	/s/ John G. Sharkey
John G. Sharkey
Vice President-Finance, Controller and Secretary
Date: February 28, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Employment Agreement, effective February 28, 2017, between TSR, Inc. and Christopher Hughes.